INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2021	2020
Deferred Tax Assets:
Net operating losses	$24,655	$11,566
Tax credit carryforward	292	47
Non-qualifying stock options	1,143	—
Other	1,231	837
Deferred tax assets	27,321	12,450
Valuation allowance	(27,321)	(12,450)
Deferred tax assets, net of valuation allowance	$—	$—
ASC Topic 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.'” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely and, accordingly, has provided a valuation allowance for fiscal years 2021 and 2020. The valuation allowance increased by $14,871 thousand during the year ended December 31, 2021.
As of December 31, 2021, the Company has federal and state net operating loss carryforwards of $94,058 thousand and $94,023 thousand, respectively. Federal net operating losses generated prior to 2018 will start to expire in 2032. Federal net operating losses generated after 2017 do not expire. The state net operating losses will begin to expire in 2027. The Company also has federal research and development tax credit carryforwards totaling $584 thousand. The federal research and development credit carryforwards begin to expire in 2039, unless previously utilized.
The effective tax rate of the Company’s provision for income taxes differs from the federal statutory rate as follows:

	Years Ended December 31,
	2021	2020
Tax computed at federal statutory rate	21.0%	21.0%
State tax, net of federal tax benefit	0.6	3.0
Stock compensation	(0.1)	(0.2)
Transaction costs related to the Business Combination	(0.2)	—
Warrant liabilities revaluation	(1.7)	(8.9)
Derivative liabilities revaluation	(9.8)	—
Earnout shares liabilities revaluation	(6.8)	—
R&D tax credits	—	0.1
Other	0.1	—
Valuation allowance	(3.1)	(15.0)
Income tax expense (benefit)	—%	—%
The changes in the Company's uncertain tax positions are summarized as follows (in thousands):

Balance as of December 31, 2019	$12
Additions in 2020	35
Balance as of December 31, 2020	$47
Additions in 2021	245
Balance as of December 31, 2021	$292
During the years ended December 31, 2021 and 2020, the Company recognized uncertain tax positions of $245 thousand and $35 thousand, respectively, related to a reduction of the research and development credit deferred tax asset. Unrecognized tax benefits may change during the next twelve months for items that arise in the ordinary course of business. The Company does not expect a material change to its unrecognized tax benefits over the next twelve months that would have an adverse effect on its operating results.
The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company had no accrued interest or penalties related to uncertain tax positions as of 2021 and 2020.
The Company files federal and certain state income tax returns, which provide varying statutes of limitations on assessments. However, because of net operating loss carryforwards, substantially all tax years since inception remain open to federal and state tax examination.